UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2010
EVERFLOW EASTERN PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	0-19279	34-1659910

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

585 West Main Street PO Box 629 Canfield, Ohio	44406

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (330) 533-2692
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders
On February 10, 2010, Everflow Management Limited, LLC (the “General Partner”), as general partner of Everflow Eastern Partners, L.P. (the “Partnership”), entered into the Amended and Restated Agreement of Limited Partnership of the Partnership (the “Amended and Restated Agreement”), a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The Amended and Restated Agreement amended the Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of February 15, 1991, to: (i) authorize the Partnership to grant options to repurchase certain limited partnership units (“Units”) to select officers and employees; (ii) as it relates to the Partnership’s annual Unit repurchase offer (“Repurchase Offer”), permit the Partnership to adjust discounted cash flow data with respect to oil and gas reserves in accordance with disclosure reporting requirements in place at the time the reserve report is prepared that are the equivalent to the reporting requirements of Statement of Financial Accounting Standards No. 69, “Disclosures about Oil and Gas Producing Activities”; (iii) eliminate as a condition precedent to the exercise of certain voting and other rights of limited partners receipt of an opinion by counsel other than counsel for the General Partner that the grant and exercise of such rights will not subject the limited partners to unlimited liability pursuant to state law and/or subject the Partnership to being treated as an association taxable as a corporation for Federal income tax purposes; and (iv) as to any matter that may be voted on by the limited partners, permit the limited partners to grant proxies or consents by means of electronic transmission or as otherwise permissible by applicable law.
The description of the Amended and Restated Agreement and its modifications to the rights of holders of Units of the Partnership is incorporated by reference from the Definitive Proxy Statement of the Partnership on Schedule 14A filed on December 22, 2009.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On December 2, 2009, the Board of Directors of Everflow Management Corporation, the managing member of the General Partner, adopted, subject to the approval of holders of a majority of Units, an Option Repurchase Plan (the “Plan”). As of February 10, 2010, the Plan was approved by the holders of the requisite number of Units. Under the Plan, the Partnership may grant options to repurchase Units acquired by the Partnership in the Repurchase Offer to eligible officers and employees.
The terms of the Plan are summarized in the Definitive Proxy Statement of the Partnership on Schedule 14A filed on December 22, 2009, which summary is incorporated by reference herein. The above description of the Plan is not complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
See the disclosure set forth under Item 3.03, which is incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibits are being filed herewith:

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Agreement of Limited Partnership of Everflow Eastern Partners, L.P., dated February 10, 2010

99.1	Everflow Eastern Partners, L.P. Option Repurchase Plan, adopted December 2, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Everflow Eastern Partners, L.P
(Registrant)

	By:	Everflow Management Limited, LLC
General Partner

	By:	Everflow Management Corporation Managing Member

Date: February 12, 2010

/s/ Brian A. Staebler

Brian A. Staebler
Principal Financial Officer